Exhibit 10.3


                            COVENANT BANK FOR SAVINGS

         1996 STOCK OPTION PLAN FOR EMPLOYEES AND NON-EMPLOYEE DIRECTORS


     Section 1. Purposes.

     The purposes of this Plan are (a) to maintain the competitive position of the Company and its Subsidiaries by attracting and retaining directors and employees; and (b) to provide incentive compensation to such directors and employees based upon the Company's performance as measured by the appreciation in the value of the Company's Common Stock. The Discretionary Options granted to Employees pursuant to this Plan are intended to constitute either Incentive Stock Options or non-qualified stock options, as determined by the Committee at the time of grant. The Non-Discretionary Options granted to Non-Employee Directors pursuant to this Plan are intended to constitute non-qualified stock options; as to such grantees, this Plan is intended to constitute a "formula" plan satisfying the conditions of Rule 16b-3(c)(2)(ii) promulgated under Section 16 of the Exchange Act. Options granted hereunder shall be subject to the terms and conditions of this Plan, which shall be deemed incorporated in this Option Agreement.

     Section 2. Definitions.

     "Adjusted Fair Market Value" shall have the meaning set forth in Section 8 hereof.

     "Annual Grant" shall have the meaning set forth in Section 3(a)(ii) hereof.

     "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

     "Change of Control" shall mean the occurrence of any of the following events: (i) approval by the shareholders of the Company (or the Board, if shareholder action is not required) of a plan or other arrangement pursuant to which the Company will be dissolved or liquidated; or (ii) the acquisition by any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (A) the Company, (B) any of its Subsidiaries, (C) a holder of the capital stock of the Company on the date that this Plan is adopted by the Board, as determined by the Committee, or a group consisting solely of such holders, or (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, of beneficial ownership of, or voting control over more than fifty percent (50%) of the outstanding shares of the Company's voting capital stock (computed on a fully diluted basis), unless the transaction pursuant to which such entity, person entity or group acquired such beneficial ownership or voting control resulted from


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the  issuance  by the  Company  of shares of its  voting  capital  stock and was approved by at least a majority of directors who shall have been members of the Board for at least twelve (12) months.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Committee described in Section 4(a) of this Plan.

     "Company" shall mean Covenant Bank for Savings, a New Jersey capital stock savings bank, and its successors and assigns.

     "Common Stock" shall mean the common stock of the Company.

     "Director" shall mean a member of the Board of Directors of the Company.

     "Disability" or "Disabled" shall mean the inability of an Optionee to perform his or her normal duties as an Employee or Director, as applicable, for the Company resulting from a mental or physical illness, impairment or any other similar occurrence which has lasted or can be expected to last for a period of twelve (12) consecutive months, as determined by the Committee.

     "Discretionary Option" shall mean an Option awarded to an Employee pursuant to Section 3(b) hereof.

     "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

     "Employee" shall mean any person (including officers) employed by the Company or any Subsidiary.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect from time to time.

     "Fair Market Value" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 8 hereof.

     "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code and which is designated as an Incentive Stock Option.

     "Initial Grant" shall have the meaning set forth in Section 3(a)(ii) hereof.


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     "Non-Discretionary  Option" shall mean an Option  awarded to a Non-Employee
Director pursuant to Section 3(a) hereof.

     "Non-Employee Director" shall mean a Director who on the date of the granting of an Option hereunder is not an Employee.

     "Option" shall mean an option to purchase Common Stock that is granted pursuant to this Plan.

     "Option Agreement" shall mean a written agreement in such form or forms as the Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

     "Optionee" shall mean a Participant to whom an Option is granted.

     "Participant" shall mean each Director of the Company and each Employee.

     "Plan"  shall  mean  this  1996  Stock  Option  Plan  for   Employees   and
Non-Employee Directors, as amended from time to time.

     "Proprietary Information" shall mean any and all confidential, proprietary, business and technical information or trade secrets of the Company or of any Subsidiary or affiliate of the Company revealed, obtained or developed in the course of an Optionee's employment with the Company or in the course of an Optionee's performance of services for the Company in any other capacity. Proprietary Information shall include but shall not be limited to marketing and development plans, methods and efforts, cost information, pricing information, identities of customers and suppliers, the Company's relationship with actual or potential customers and the needs and requirements of any such actual or potential customers, and any other confidential information relating to the business of the Company. Proprietary Information shall not include (i) such information as may be necessary or appropriate for an Optionee to disclose in the course of his employment for the effective and efficient discharge of his duties as an employee of the Company or as may be required by law to be disclosed; or (ii) such information as is readily available to the general public so long as such information did not become readily available to the general public as a direct or indirect result of an Optionee's breach of his obligation to maintain confidentiality.

     "Sale of the Company" shall mean the earliest of: (i) the closing of a sale, transfer or other disposition of all or substantially all of the shares of capital stock then outstanding of the Company; (ii) the closing of a sale, transfer or other disposition of all or substantially all of the assets of the Company; or (iii) the merger or consolidation of the Company with


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or into another  corporation or share  exchange with respect to the  outstanding shares of the Company; other than, in each case, a transaction in which (x) shares of the Company's voting capital stock outstanding immediately before such transaction are exchanged or converted into shares that represent greater than fifty percent (50%) of the acquiring, resulting or surviving entity's voting capital stock (or comparable equity interests) after such transaction and (y) this Plan is assumed by the acquiring, resulting or surviving entity.

     "Securities Act" shall mean the Securities Act of 1933, as in effect from time to time.

     "Shares" shall mean shares of Common Stock.

     "Stock Purchase Agreement" shall mean an agreement in such form as the Committee may from time to time approve (subject to the terms and conditions of this Plan), which an Optionee may be required to execute as a condition of purchasing Shares upon exercise of an Option.

     "Subsidiary" shall mean a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

     Section 3. Participation.

     Non-Discretionary Options.

     Each Non-Employee Director (other than a Non-Employee Director that was previously an Employee) shall receive an initial award of a Non-Discretionary Option to purchase 10,000 shares (subject to adjustment as provided in Section
9) of Common Stock (the "Initial Grant"), on the date that such Non-Employee Director first becomes a Non-Employee Director or on the date this Plan becomes effective in accordance with Section 27 hereof, in the case of those who are Non-Employee Directors at such time.

     Upon the conclusion of the Company's Annual Meeting of Stockholders in each year following the effectiveness of this Plan, each person who is then serving as a Non-Employee Director of the Company and has served as a Non-Employee
Director since the previous Annual Meeting of Stockholders shall receive a Non-Discretionary Option for the purchase of 2,500 shares (subject to adjustment as provided in Section 9) of Common Stock (each, an "Annual Grant").

     Discretionary Options. The Committee may grant Discretionary Options at any time and from time to time to Employees who shall be selected by the Committee. Discretionary Options may be granted only to Employees, and may not be granted to


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Non-Employee  Directors.  Any grant of  Discretionary  Options  may  include  or exclude any Employees, as the Committee shall determine in its sole discretion. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted additional Options.

     Section 4. Administration.

     Procedure. This Plan shall be administered by a Committee consisting of not less than two persons appointed by the Board who are each Disinterested Persons and who shall be appointed by, and serve at the pleasure of, the Board. No member of the Committee may be an employee, officer or consultant of the Corporation and no member of the Committee may be a former employee or officer of the Company.

     Powers of Administration. Subject to the provisions of this Plan, the Committee shall have the authority, in its discretion: (i) to grant Discretionary Options; (ii) to determine the Fair Market Value per Share in accordance with Section 8 of this Plan; (iii) to determine the exercise price of the Options to be granted in accordance with Sections 6 and 7 of this Plan; (iv) to determine the Participants to whom, and the time or times at which, Discretionary Options shall be granted, and the number of Shares to be subject to each Discretionary Option; (v) to prescribe, amend and rescind rules and regulations relating to this Plan; (vi) to determine the terms and provisions of each Option granted under this Plan, each Option Agreement and each Stock Purchase Agreement (which need not be identical with the terms of other Options, Option Agreements and Stock Purchase Agreements) and, subject to Section 14 hereof, to modify or amend an outstanding Option, Option Agreement or Stock Purchase Agreement; (vii) to accelerate the exercise date of any Discretionary Option; (viii) to determine whether any Participant will be required to execute a Stock Purchase Agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement); (ix) to interpret this Plan or any agreement entered into with respect to the grant or exercise of Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted under this Plan or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of this Plan.

     Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final


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and binding on all Optionees and any other holders of any Options  granted under this Plan.

     Limitation of Liability. Notwithstanding anything herein to the contrary, no member of the Committee shall be liable for any good faith determination, act or failure to act in connection with this Plan or any Option granted hereunder.

     Section 5. Stock Subject to the Plan.

     Subject to this Section 5 and to the provisions of Section 9 of this Plan, the maximum aggregate number of Shares which may be issued upon the exercise of Options under this Plan is One Hundred Forty Thousand (140,000). If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares subject to such Option shall, unless this Plan shall have been terminated, return to this Plan and become available for future grant under this Plan.

     Section 6. Terms and Conditions of Discretionary Options.

     Option Agreement. Each Discretionary Option granted pursuant to this Plan shall be authorized by the Committee and shall be evidenced by an Option Agreement in such form as the Committee may from time to time determine. Each Option Agreement shall be deemed to incorporate by reference all other terms and conditions of this Plan.

     Option Price. The price per share payable on the exercise of any Discretionary Option shall be stated in the Option Agreement and shall be no less than the greater of (i) the par value of the Common Stock of the Company or
(ii) the Fair Market Value per share of the Common Stock on the date such Option is granted. Notwithstanding the foregoing, if a Discretionary Option which is an Incentive Stock Option shall be granted under this Plan to any person who, at the time of the grant of such Option, owns capital stock possessing more than 10% of the total combined voting power of all classes of the Company's capital stock, the price per share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value per share of the Common Stock on the date such Option is granted.

     Form of Option. The Option Agreement with respect to any Discretionary Option will state whether the Option granted is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option granted. In the event that the Option Agreement fails to so state, the Option shall be a non-qualified stock option.


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     Term and Vesting of Options.

     Unless sooner terminated as provided in this Plan, each Discretionary Option shall be exercisable for a period of ten (10) years after the date of grant or such shorter period of time as shall be determined by the Committee and set forth in the Option Agreement, and shall be void and unexercisable thereafter. Notwithstanding any other provision of this Plan or the Option Agreement, if an Incentive Stock Option shall be granted under this Plan to any person who, at the time of the grant of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, then such Option shall not be exercisable more than five (5) years after the date of grant.

     Any Discretionary Option granted hereunder shall be vested and exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Committee and as shall be permissible under the terms of this Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of this Plan. No Option granted to any Optionee shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value (determined as of the date of grant of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause the aggregate Fair Market Value of the Shares to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order granted. For purposes of this subsection, Incentive Stock Options include all incentive stock options under all plans of the Company that are incentive stock option plans within the meaning of Section 422 of the Code.

     Termination of Options.

     Except as otherwise provided herein (including without limitation Section 11 hereof) or in the applicable Option Agreement, upon the termination of the Optionee's employment with the Company and its Subsidiaries for any reason, except as provided in subparagraph (ii) below with respect to death or Disability, (A) Discretionary Options vested and exercisable on the date of termination of employment shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment, by the Optionee's executor(s) or administrator(s)) for a period of three months, in the case of an Incentive Stock Option, or twelve months, in the case of a non-qualified stock option, from the date of the Optionee's termination of employment, but in no


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event  later  than the date such  Option  would  have been  exercisable  had the
Optionee continued to be employed by the Company and (B) Discretionary Options which are not vested and exercisable on the date of termination of employment shall terminate on such date.

     Except as otherwise provided herein (including without limitation Section 11 hereof) or in the applicable Option Agreement, upon the Disability or death of an Optionee while an Employee of the Company or a Subsidiary, Options held by such Optionee which are vested and exercisable on the date of Disability or death shall be exercisable for a period of twelve months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or, in the case of death, by his executor(s) or administrator(s); provided, however, that if such disabled Optionee shall commence any employment during such twelve month period with a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Committee, all Discretionary Options held by such Optionee which have not yet been exercised shall terminate in accordance with clause (i) above.

     Disqualifying Disposition. Any Optionee who disposes of Shares acquired upon the exercise of an Incentive Stock Option by sale or exchange either (i) within two years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

     Section 7. Terms and Conditions of Non-Discretionary Options.

     Option Agreement. Each Non-Discretionary Option granted pursuant to this Plan shall be evidenced by an Option Agreement in such form as the Committee may from time to time determine. Each Option Agreement shall be deemed to incorporate by reference all other terms and conditions of this Plan.

     Option Price. The exercise price of all Non-Discretionary Options shall be the greater of (i) the par value of the Common Stock or (ii) the Fair Market Value of the Common Stock on the Grant Date of such Non-Discretionary Options.

     Term and Vesting of Non-Discretionary Options. Non-Discretionary Options issued pursuant to an Initial Grant shall vest and become exercisable as to 3,333 shares immediately on their respective grant dates, as to 3,333 shares on the first anniversary of the grant date, and as to the remaining 3,334 shares on the second anniversary of the grant date, provided, in each case, that the holder of the Non-Discretionary Option is a Director at such time. Non-Discretionary Options issued pursuant to an Annual Grant


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shall be fully  vested and  exercisable  from and after their  respective  grant dates. Non-Discretionary Options shall expire 10 years after their respective grant dates.

     Termination of Non-Discretionary Options. Except as otherwise provided herein (including without limitation Section 11 hereof) or in the Option Agreement, if an Optionee under a Non-Discretionary Option ceases to be a Director for any reason (including death or Disability), (i) any Non-Discretionary Options vested and exercisable on the date of such event shall be exercisable by the Optionee (or in the case of death or Disability, by his executor(s), administrator(s) or legal guardian as the case may be) for a period of twelve months from the date on which he ceases to be a Director, but in no event later than the date such option would have expired had the Optionee continued to be a Director and (ii) any Non-Discretionary Options which are not vested and exercisable on the date of such event shall terminate as of such date.

     Section 8. Determination of Fair Market Value.

     Except to the extent otherwise provided in this Section 8, the Fair Market Value or Adjusted Fair Market Value of a share of Common Stock or other securities shall be determined by the Committee in its sole discretion.

     In the event shares are listed on a national or regional securities exchange or traded in the Nasdaq National Market ("NNM"), the Fair Market Value of a share of stock shall be the average of the closing prices of such shares on the exchange or on the NNM, as applicable, for the five (5) trading days preceding the relevant valuation date, as reported in The Wall Street Journal. In the event that shares are traded in the over-the-counter market, the "Fair Market Value" of a share of stock shall be the average for the five (5) trading days preceding the relevant valuation date of the mean of the bid and asked prices for such shares, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System).

     "Adjusted Fair Market Value" shall mean, in the event of a Sale of the Company, the greater of (A) the highest price (determined at the Fair Market Value thereof if such consideration is payable in shares of stock) per share of Common Stock paid or payable to holders of the Common Stock in any transaction (or series of transactions) constituting or resulting (or as to which approval by shareholders of the Company constitutes or results) in the Sale of the Company or (B) the highest Fair Market Value of a share of Common Stock on any business day during the 90 day period ending on the date of the Sale of the Company.


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     Section 9. Adjustments.

     Subject to required action by the shareholders, if any, the number of shares of Common Stock as to which Options may be granted under this Plan, the number of Non-Discretionary Options to be issued pursuant to each Initial Grant and each Annual Grant, and the number of shares subject to outstanding Options and the option prices thereof, shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

     No fractional shares of Common Stock shall be issuable on account of any action referenced in paragraph 9(a) above, and the aggregate number of Shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Committee, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Committee in its discretion shall prescribe.

     Section Exercise of Options. An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under the Option from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

     The consideration to be paid for the Shares to be issued upon the exercise of an Option may be paid to the Company (i) in cash or certified funds, (ii) with the approval of the Committee, by delivery to the Company of Shares having a Fair Market Value on the date of surrender (as determined by the Committee in its sole discretion) equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iii) by means of a cashless exercise procedure in a manner prescribed by the Committee, or (iv) by any combination of such methods of payment. If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the Shares used to effect the purchase. Where payment of the option price is to be made with Shares acquired under any compensation plan of the Company, such Shares will not be accepted as payment unless the Optionee has acquired the Shares at least six months prior to such payment. If such payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Option or acquired by the Optionee within one year prior to the exercise of the Option, such Optionee shall be


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required,  as a condition to using the payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may, by such action, lose their status as Incentive Stock Options, and the Optionee may have to recognize ordinary income for tax purposes as a result.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised, as provided above, has been received by the Company, accompanied by any agreements required by the terms of this Plan and/or Option Agreement, including an executed Stock Purchase Agreement, if required. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9 of this Plan.

     As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and the Option, by the number of Shares as to which the Option is exercised.

     Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

     Section Forfeiture of Options. Notwithstanding any other provision of this Plan, in the event the Committee makes a determination that the Optionee (i) has engaged in any type of fraud, embezzlement, theft, or dishonesty in the course of his employment or service as a director, or (ii) has been convicted of a felony or (iii) has disclosed any Proprietary Information without the consent of the Company or (iv) has breached the terms of any written confidentiality agreement or any non-competition agreement


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



with the Company in any material respect, all unexercised Options held by such Optionee shall terminate upon the earlier of (x) the date of termination of employment or removal from the Board for "cause" or (y) the date of such a finding.

     Section 10. Rights as a Shareholder.

     The Optionee shall have no rights as a shareholder of the Company and shall have neither the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised.

     Section 11. Time of Granting Options.

     The date of grant of an Option shall, for all purposes, be the date on which the Committee authorizes the granting of such Option or such other date as may be designated by the Committee at the time of such authorization. Notice of the grant shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     Section 12. Modification, Extension and Renewal of Option.

     Subject to the terms and conditions of this Plan, the Committee may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Option which in the determination of the Committee adversely affects an Optionee shall be made without the consent of such Optionee, (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "incentive stock option" under the Code, unless the Optionee specifically acknowledges and consents to the tax consequences of such action and (c) the Committee shall have no authority to modify, extend or renew outstanding Non-Discretionary Options.

     Section 13. Conditions to Issuance of Shares Upon Exercise.

     The obligation of the Company to issue and sell Shares to an Optionee upon the exercise of an Option granted under this Plan is conditioned upon (i) the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue and sell such Shares, and (ii) such issuance and sale complying with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state Blue Sky laws, and the requirements of any stock exchange upon which the Shares may then be listed.



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



     At the option of the Committee, the obligation of the Company to issue and sell Shares to an Optionee upon the exercise of an Option granted under this Plan may be conditioned upon obtaining appropriate representations, warranties and agreements of the Optionee set forth in a Stock Purchase Agreement. If at any time the Company's securities shall be subject to the registration requirements of the Securities Act, the Optionee shall acknowledge, unless the issuance of such Shares is registered under the Securities Act, that the Shares purchased on exercise of the Option have not been registered under the Securities Act and may not be sold or otherwise transferred unless such Shares have been registered under the Securities Act in connection with the sale or other transfer, or counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer is exempt from registration under the Securities Act, and unless said sale or other transfer is in compliance with any other applicable laws, rules and regulations including all applicable federal and state securities laws, rules and regulations. If at any time the Company's securities shall be subject to the registration requirements of the Securities Act, the certificates representing all Shares issued upon exercise of such Option shall contain the following legend, unless issuance of the Shares subject to an Option have been registered under the Securities Act:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

     Section 14. Transferability.

     No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Optionee's Options shall be exercisable only by such Optionee, or in the event of his or her legal incapacity, then by the Optionee's legal representative.


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




     Section 15. Other Provisions.

     The Option Agreement and Stock Purchase Agreement may contain such other provisions as the Committee in its sole discretion deems advisable and which are not inconsistent with the provisions of this Plan.

     Section 16. Change of Control or Sale of the Company.

     Discretionary Options. Notwithstanding anything to the contrary set forth in this Plan or the applicable Option Agreement, in the event of a Change of Control or a Sale of the Company, all outstanding Discretionary Options shall be vested and exercisable, effective immediately prior to the Change of Control or Sale of the Company. In addition, in the event of a Sale of the Company, the Committee shall have the right, in its sole discretion, either to (1) arrange for the successor company (or other entity) to assume all of the rights and obligations of the Company under this Plan and outstanding Option Agreements with respect to Discretionary Options; or (2) terminate this Plan and the applicable Option Agreements as to Discretionary Options and either (a) pay or arrange for payment to the Optionees under such terminated Discretionary Options cash in an amount, or other property having a value equal to, the difference between the exercise price of the Discretionary Option and the Adjusted Fair Market Value of a Share of Common Stock (determined as of the date of the Sale of the Company) multiplied by the number of terminated Discretionary Options held by the Optionee, or (b) arrange for the exchange of all Discretionary Options for options to purchase common stock in the successor corporation, on terms substantially comparable as to duration, number of shares, and exercise price, appropriately adjusted to reflect the Sale of the Company, all as determined by the Committee in its sole discretion. The form of payment or distribution to Optionees under Discretionary Options and the terms thereof pursuant to this Section 18(a) shall be determined by the Committee in its sole discretion.

     Non-Discretionary Options. Notwithstanding anything to the contrary set forth in this Plan or the applicable Option Agreement, in the event of a Change of Control or a Sale of the Company, all outstanding Non-Discretionary Options shall be vested and exercisable, effective immediately prior to the Change of Control or Sale of the Company. In addition, in the event of a Sale of the Company, this Plan and the applicable Option Agreements shall terminate as to all Non-Discretionary Options and all Optionees shall be paid in exchange therefor cash in an amount equal to the difference (the "Spread") between the exercise price of the terminated Non-Discretionary Option and the Adjusted Fair Market Value of a Share of Common Stock (determined as of the date of the Sale of the Company) multiplied by the number of Non-


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



Discretionary Options which are held by the Optionee as of the date of the Sale of the Company; provided, however, that in the event that the Sale of the Company would otherwise be accounted for under the "pooling of interests" method of accounting, and if such cash payment to all holders of Non-Discretionary Options would prevent such pooling treatment, then in lieu of such cash payment the Optionee shall receive consideration in the same form as holders of Common Stock receive in such Sale of the Company, which consideration shall have a Fair Market Value equal to the Spread.

     No Consent. The terms and provisions of this Section 18 are part of the terms and conditions of an Option granted under this Plan, and any acceleration, termination or other treatment of any such Option in accordance with the terms hereof, including any exercise of the Committee's discretion with respect to the treatment of Discretionary Options, shall not constitute an amendment of such Option and shall not require any consent of the Optionee.

     Section 17. Amendment of the Plan.

     Insofar as permitted by law and this Plan, the Board may from time to time suspend, terminate or discontinue this Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that (a) without approval of the shareholders, no such revision or amendment may change the aggregate number of Shares for which Options may be granted hereunder, change the designation of the class of persons eligible to receive Options or decrease the price at which Options may be granted and (b) the provisions of this Plan that govern Non-Discretionary Options may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

     Any other provision of this Section 19 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the non-qualified stock Options available under this Plan continue to be treated as such, respectively, under the law.

     Section 18. Application of Funds.

     The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purposes as may be determined by the Company.


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




     Section 19. Reservation of Shares.

     The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

     The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     Section 20. Taxes, Fees, Expenses and Withholding of Taxes.

     The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.


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




     Section 21. Notices.

     Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Shares purchased upon exercise) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

     Section 22. No Enlargement of Optionee Rights.

     This Plan is purely voluntary on the part of the Company, and the continuance of this Plan shall not be deemed to constitute a contract between the Company and any Optionee, or to be consideration for or a condition of the employment or service of any Optionee. Nothing contained in this Plan shall be deemed to give any Optionee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Optionee thereof at any time, subject to applicable law. No Optionee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Optionee, and upon such grant he shall have only such rights and interests as are expressly provided herein and in the Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

     Section 23. Invalid Provisions.

     In the event  that any  provision  of this Plan is found to be  invalid  or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.


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




     Section 24. Applicable Law.

     This Plan shall be governed by and construed in accordance with the laws of the State of New Jersey.

     Section 25. Effectiveness and Duration of Plan.

     This Plan shall become effective upon approval by the stockholders of the Company and filing with the Department of Banking in accordance with the requirements of applicable law. Unless earlier terminated by the Board, this Plan shall continue in effect until all Options have either expired, been exercised or have otherwise terminated and no further Options may be granted within the limit established pursuant to Section 5 hereof.



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